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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               SEPARATE ACCOUNT A

                                DATED MAY 1, 2003

The supplement to the prospectus dated May 1, 2003 is hereby amended and restated as follows:

OPTIONAL BENEFITS
GUARANTEED RETIREMENT INCOME PROGRAMS -GRIP

GRIP is no longer available for contracts issued on or after July 21, 2003. GRIP II remains available as provided in the prospectus.

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FIXED ACCOUNT INVESTMENT OPTIONS

For contracts purchased on and after November 26, 2002: (a) purchase payments may not be allocated to the 1-year fixed account investment option and (b) transfers from the variable account investment options to the 1-year fixed account investment option will not be permitted.

                  THE DATE OF THIS SUPPLEMENT IS JULY 21, 2003